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Following is the text of a press release issued by ICN Pharmaceuticals,
Inc. on May 4, 2001:

[LOGO OF ICN PHARMACEUTICALS, INC]

NEWS RELEASE
------------


Investors:                                             Media:
----------                                             -----
Joe Schepers                                           Peter Murphy
(800) 548-5100, ext. 3070                              714-545-0100, ext. 3213


                     ICN EXPLORING LICENSING LEVOVIRIN

     COSTA MESA, Calif., May 4, 2000 - - ICN  Pharmaceuticals,  Inc. (NYSE:
ICN) announced today it is exploring the possibility of licensing its developmental compound Levovirin to a major pharmaceutical company with worldwide marketing and distribution capabilities.

     Licensing would enable the compound, if successfully developed and with regulatory clearance, to be marketed by a company with greater worldwide marketing, distribution and sales scope than ICN currently has.

     Levovirin, an L-isomer of ribavirin in Phase I clinical trials were initiated in February 2000 for the treatment of hepatitis C. It shows similar immunomodulatory activity to ribavirin but lacks the antiviral activity and side-effect profile of ribavirin.

     As previously announced, Schering-Plough has the first and last right of refusal to license Levovirin.

     ICN is an innovative, research-based global pharmaceutical company that manufactures markets and distributes a broad range of prescription and non-prescription pharmaceuticals under the ICN brand name. Its therapeutic focus is on anti-infectives, including anti-virals, dermatology and oncology. Additional information is also available on the company's website at http://www.icnpharm.com.

     THE SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. This press release contains forward-looking statements that involve risks and uncertainties, including but not limited to, projections of future sales, operating income, returns on invested assets, regulatory approval processes, and other risks detailed from time to time in the Company's Securities and Exchange Commission filings.

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